EXHIBIT 99.2

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; AF30 AUG; 30yr; '; '; '; High; max 700 fico
================================================================================


--------------------------------------------------------------------------------
Pool Summary                                COUNT                UPB         %
--------------------------------------------------------------------------------
Conforming                                  1,181    $177,126,072.00     67.24%
Non-Conforming                                194      86,306,038.00     32.76
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $263,432,110.00
Data as of Date: 2004-08-01
GROSS WAC: 7.0496%
NET WAC: 6.747%
% IO's: 1.36%
% SF/PUD: 87.14%
% FULL/ALT: 13.17%
% CASHOUT: 41.05%
% PURCHASE: 50.60%
% INVESTOR: 0.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 83.70%
% FICO > 679: 23.18%
% NO FICO: 0.47%
WA FICO: 655
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 30.29%
CALIFORNIA %: 13.19%
Latest Maturity Date: 20340801
Loans with Prepay Penalties: 30.29%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                                COUNT                UPB         %
--------------------------------------------------------------------------------
30 YR FXD                                   1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                            COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                             56      $2,188,560.00      0.83%
$50,000.01 - $100,000.00                      297      23,325,578.00      8.83
$100,000.01 - $150,000.00                     311      39,129,922.00     14.81
$150,000.01 - $200,000.00                     245      42,456,420.00     16.07
$200,000.01 - $250,000.00                     138      30,934,141.00     11.71
$250,000.01 - $300,000.00                      86      23,400,501.00      8.85
$300,000.01 - $350,000.00                      68      22,281,004.00      8.43
$350,000.01 - $400,000.00                      89      33,760,810.00     12.78
$400,000.01 - $450,000.00                      25      10,662,885.00      4.03
$450,000.01 - $500,000.00                      18       8,662,075.00      3.28
$500,000.01 - $550,000.00                       9       4,733,550.00      1.79
$550,000.01 - $600,000.00                      12       6,957,400.00      2.63
$600,000.01 - $650,000.00                       9       5,742,100.00      2.17
$650,000.01 - $700,000.00                       4       2,691,050.00      1.02
$700,000.01 - $750,000.00                       1         750,000.00      0.28
$750,000.01 - $800,000.00                       2       1,575,000.00      0.60
$800,000.01 - $850,000.00                       1         811,200.00      0.31
$900,000.01 - $950,000.00                       1         944,000.00      0.36
$950,000.01 - $1,000,000.00                     2       2,000,000.00      0.76
$1,000,000.01 >=                                1       1,260,000.00      0.48
--------------------------------------------------------------------------------
Total:                                      1,375    $264,266,196.00    100.00%
--------------------------------------------------------------------------------
Minimum: $14,000.00
Maximum: $1,260,000.00
Average: $192,193.60
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                              COUNT                UPB         %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                             56      $2,186,318.00      0.83%
$50,000.01 - $100,000.00                      297      23,280,097.00      8.84
$100,000.01 - $150,000.00                     312      39,213,190.00     14.89
$150,000.01 - $200,000.00                     247      42,800,633.00     16.25
$200,000.01 - $250,000.00                     137      30,728,513.00     11.66
$250,000.01 - $300,000.00                      85      23,114,832.00      8.77
$300,000.01 - $350,000.00                      69      22,570,887.00      8.57
$350,000.01 - $400,000.00                      87      32,919,377.00     12.50
$400,000.01 - $450,000.00                      25      10,622,038.00      4.03
$450,000.01 - $500,000.00                      18       8,637,549.00      3.28
$500,000.01 - $550,000.00                      10       5,261,924.00      2.00
$550,000.01 - $600,000.00                      11       6,381,596.00      2.42
$600,000.01 - $650,000.00                       9       5,719,136.00      2.17
$650,000.01 - $700,000.00                       4       2,682,329.00      1.02
$700,000.01 - $750,000.00                       1         744,731.00      0.28
$750,000.01 - $800,000.00                       2       1,566,234.00      0.59
$800,000.01 - $850,000.00                       1         810,551.00      0.31
$900,000.01 - $950,000.00                       1         944,000.00      0.36
$950,000.01 - $1,000,000.00                     2       1,991,413.00      0.76
$1,000,000.01 >=                                1       1,256,760.00      0.48
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
Minimum: $13,990.12
Maximum: $1,256,760.35
Average: $191,586.99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                  COUNT                UPB         %
--------------------------------------------------------------------------------
6.501% - 6.750%                               414     $77,334,316.00     29.36%
6.751% - 7.000%                               486      97,743,292.00     37.10
7.001% - 7.250%                               225      38,548,592.00     14.63
7.251% - 7.500%                               133      25,544,393.00      9.70
7.501% - 7.750%                                52       9,298,998.00      3.53
7.751% - 8.000%                                38       7,194,624.00      2.73
8.001% - 8.250%                                15       3,770,358.00      1.43
8.251% - 8.500%                                 6       2,227,260.00      0.85
8.501% - 8.750%                                 1         199,882.00      0.08
8.751% - 9.000%                                 3         894,534.00      0.34
9.001% - 9.250%                                 1         278,855.00      0.11
9.251% - 9.500%                                 1         397,006.00      0.15
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
Minimum: 6.625%
Maximum: 9.500%
Weighted Average: 7.050%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 30, 2004 13:21                    Page 1 of 5

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; AF30 AUG; 30yr; '; '; '; High; max 700 fico
================================================================================


--------------------------------------------------------------------------------
Net Rate                                    COUNT                UPB         %
--------------------------------------------------------------------------------
6.251% - 6.500%                               560    $103,910,708.00     39.44%
6.501% - 6.750%                               401      80,621,906.00     30.60
6.751% - 7.000%                               208      36,853,656.00     13.99
7.001% - 7.250%                               101      19,774,253.00      7.51
7.251% - 7.500%                                51       8,980,067.00      3.41
7.501% - 7.750%                                32       6,270,325.00      2.38
7.751% - 8.000%                                12       3,389,547.00      1.29
8.001% - 8.250%                                 4       1,861,371.00      0.71
8.251% - 8.500%                                 2         596,887.00      0.23
8.501% - 8.750%                                 3         894,534.00      0.34
8.751% - 9.000%                                 1         278,855.00      0.11
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
Minimum: 6.375%
Maximum: 9.000%
Weighted Average: 6.747%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                   COUNT                UPB         %
--------------------------------------------------------------------------------
241 - 300                                       1         $67,507.00      0.03%
360 - 360                                   1,374     263,364,603.00     99.97
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
Minimum: 300
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity           COUNT                UPB         %
--------------------------------------------------------------------------------
241 - 300                                       1         $67,507.00      0.03%
301 - 359                                   1,078     215,702,611.00     81.88
360 - 360                                     296      47,661,992.00     18.09
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
Minimum: 294
Maximum: 360
Weighted Average: 357
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Seasoning                                   COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0                                          296     $47,661,992.00     18.09%
1 - 1                                         391      64,703,011.00     24.56
2 - 2                                         230      37,054,351.00     14.07
3 - 3                                         149      30,971,235.00     11.76
4 - 4                                          81      20,851,819.00      7.92
5 - 5                                          91      22,941,285.00      8.71
6 - 6                                          59      17,926,422.00      6.80
7 - 12                                         66      19,116,475.00      7.26
13 - 24                                         6       1,085,958.00      0.41
25 - 36                                         4         675,846.00      0.26
37 - 48                                         2         443,717.00      0.17
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 47
Weighted Average: 3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                                 COUNT                UPB         %
--------------------------------------------------------------------------------
0 - 0                                           9      $1,243,088.00      0.47%
500 - 509                                       1         191,714.00      0.07
510 - 519                                       2         261,672.00      0.10
520 - 529                                       2         433,754.00      0.16
530 - 539                                      11       2,118,854.00      0.80
540 - 549                                       4         569,666.00      0.22
550 - 559                                       5         627,457.00      0.24
560 - 569                                       7       1,135,887.00      0.43
570 - 579                                       5         864,641.00      0.33
580 - 589                                      28       4,468,090.00      1.70
590 - 599                                      21       3,861,308.00      1.47
600 - 609                                      28       4,085,648.00      1.55
610 - 619                                      30       4,611,560.00      1.75
620 - 629                                     117      21,052,607.00      7.99
630 - 639                                     137      25,433,470.00      9.65
640 - 649                                     151      27,542,331.00     10.46
650 - 659                                     152      29,082,170.00     11.04
660 - 669                                     178      37,948,104.00     14.41
670 - 679                                     182      36,823,709.00     13.98
680 - 689                                     150      30,957,254.00     11.75
690 - 699                                     140      26,399,313.00     10.02
700 - 709                                      15       3,719,815.00      1.41
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 700
Weighted Average: 655
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                         COUNT                UPB         %
--------------------------------------------------------------------------------
5.001% - 10.000%                                1        $199,000.00      0.08%
10.001% - 15.000%                               1         100,000.00      0.04
15.001% - 20.000%                               3         387,657.00      0.15
20.001% - 25.000%                               2         139,343.00      0.05
25.001% - 30.000%                               4         679,630.00      0.26
30.001% - 35.000%                               4         370,500.00      0.14
35.001% - 40.000%                               6         987,588.00      0.37
40.001% - 45.000%                               3         642,447.00      0.24
45.001% - 50.000%                              10       1,314,830.00      0.50
50.001% - 55.000%                              19       3,267,614.00      1.24
55.001% - 60.000%                              16       3,593,072.00      1.36
60.001% - 65.000%                              34       7,720,752.00      2.93
65.001% - 70.000%                              60      15,203,394.00      5.77
70.001% - 75.000%                              87      22,474,254.00      8.53
75.001% - 80.000%                             263      62,603,779.00     23.76
80.001% - 85.000%                              54      11,315,371.00      4.30
85.001% - 90.000%                             245      50,821,408.00     19.29
90.001% - 95.000%                             396      62,940,900.00     23.89
95.001% - 100.000%                            167      18,670,570.00      7.09
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
Minimum: 7.11%
Maximum: 100.00%
Weighted Average: 83.70%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 30, 2004 13:21                    Page 2 of 5

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; AF30 AUG; 30yr; '; '; '; High; max 700 fico
================================================================================


--------------------------------------------------------------------------------
Combined Loan To Value Ratio                COUNT                UPB         %
--------------------------------------------------------------------------------
5.001% - 10.000%                                1        $199,000.00      0.08%
10.001% - 15.000%                               1         100,000.00      0.04
15.001% - 20.000%                               3         387,657.00      0.15
20.001% - 25.000%                               1          87,425.00      0.03
25.001% - 30.000%                               4         344,548.00      0.13
30.001% - 35.000%                               4         370,500.00      0.14
35.001% - 40.000%                               6         987,588.00      0.37
40.001% - 45.000%                               3         642,447.00      0.24
45.001% - 50.000%                              11       1,701,830.00      0.65
50.001% - 55.000%                              19       3,267,614.00      1.24
55.001% - 60.000%                              16       3,593,072.00      1.36
60.001% - 65.000%                              32       6,921,657.00      2.63
65.001% - 70.000%                              55      13,800,740.00      5.24
70.001% - 75.000%                              86      21,904,711.00      8.32
75.001% - 80.000%                             218      49,353,602.00     18.73
80.001% - 85.000%                              55      11,712,561.00      4.45
85.001% - 90.000%                             266      59,511,177.00     22.59
90.001% - 95.000%                             416      67,430,332.00     25.60
95.001% - 100.000%                            178      21,115,649.00      8.02
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
Minimum: 7.11%
Maximum: 100.00%
Weighted Average: 84.64%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                         COUNT                UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                     948    $176,310,026.00     66.93%
6.001% - 11.000%                                1         657,708.00      0.25
11.001% - 16.000%                               1         119,681.00      0.05
16.001% - 21.000%                               9       2,082,845.00      0.79
21.001% - 26.000%                              29       5,285,679.00      2.01
26.001% - 31.000%                              47       7,370,841.00      2.80
31.001% - 36.000%                              64      11,831,266.00      4.49
36.001% - 41.000%                             112      28,734,188.00     10.91
41.001% - 46.000%                              55      13,893,214.00      5.27
46.001% - 51.000%                              40       6,605,690.00      2.51
51.001% - 56.000%                              26       3,547,455.00      1.35
56.001% - 61.000%                              22       4,169,635.00      1.58
61.001% - 66.000%                              16       2,119,875.00      0.80
66.001% - 71.000%                               4         666,990.00      0.25
71.001% - 76.000%                               1          37,017.00      0.01
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 74.700%
Weighted Average: 39.229%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Geographic Concentration                    COUNT                UPB         %
--------------------------------------------------------------------------------
California                                    111     $34,755,294.00     13.19%
New York                                      107      29,108,595.00     11.05
Florida                                       139      25,122,675.00      9.54
New Jersey                                     85      21,322,220.00      8.09
Maryland                                       60      14,219,192.00      5.40
Virginia                                       49      12,082,615.00      4.59
Pennsylvania                                   72       8,757,834.00      3.32
Illinois                                       50       8,486,021.00      3.22
Texas                                          53       7,770,769.00      2.95
Massachusetts                                  25       7,361,870.00      2.79
Arizona                                        41       7,130,018.00      2.71
Ohio                                           50       6,806,175.00      2.58
Michigan                                       38       6,426,401.00      2.44
Nevada                                         25       6,410,980.00      2.43
Washington                                     29       5,764,556.00      2.19
Georgia                                        32       5,752,716.00      2.18
Minnesota                                      24       3,867,100.00      1.47
Missouri                                       36       3,860,923.00      1.47
Louisiana                                      30       3,494,125.00      1.33
New Hampshire                                  13       3,492,328.00      1.33
Colorado                                       19       3,149,003.00      1.20
North Carolina                                 23       2,872,756.00      1.09
Alabama                                        17       2,502,191.00      0.95
Iowa                                           20       2,261,463.00      0.86
Wisconsin                                      18       2,257,733.00      0.86
Indiana                                        27       2,158,390.00      0.82
Hawaii                                          6       2,097,953.00      0.80
South Carolina                                 13       1,793,247.00      0.68
Idaho                                          10       1,769,316.00      0.67
New Mexico                                     12       1,593,532.00      0.60
Utah                                           12       1,579,296.00      0.60
District Of Columbia                            7       1,539,316.00      0.58
Oregon                                          8       1,481,969.00      0.56
Delaware                                        8       1,459,272.00      0.55
West Virginia                                  13       1,254,471.00      0.48
Oklahoma                                       10       1,218,125.00      0.46
Mississippi                                    10       1,192,724.00      0.45
Arkansas                                       10       1,174,397.00      0.45
Montana                                         9       1,150,794.00      0.44
Connecticut                                     6       1,081,009.00      0.41
Maine                                          10       1,076,730.00      0.41
Tennessee                                       9         927,133.00      0.35
Nebraska                                        5         668,989.00      0.25
Wyoming                                         4         602,121.00      0.23
Kansas                                          5         584,323.00      0.22
Vermont                                         4         577,047.00      0.22
Kentucky                                        4         564,980.00      0.21
South Dakota                                    4         513,965.00      0.20
Rhode Island                                    2         214,058.00      0.08
Alaska                                          1         123,404.00      0.05
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                              COUNT                UPB         %
--------------------------------------------------------------------------------
States Not CA                               1,264    $228,676,816.00     86.81%
South CA                                       84      27,583,137.00     10.47
North CA                                       27       7,172,157.00      2.72
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 30, 2004 13:21                    Page 3 of 5

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; AF30 AUG; 30yr; '; '; '; High; max 700 fico
================================================================================


--------------------------------------------------------------------------------
Zip Code Concentration                      COUNT                UPB         %
--------------------------------------------------------------------------------
10952                                           4      $2,022,939.00      0.77%
91104                                           1       1,256,760.00      0.48
77082                                           2       1,247,628.00      0.47
22309                                           3       1,131,759.00      0.43
33411                                           5       1,049,177.00      0.40
Other                                       1,360     256,723,847.00     97.45
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                                COUNT                UPB         %
--------------------------------------------------------------------------------
Purchase                                      728    $133,303,340.00     50.60%
Cash Out Refi                                 535     108,145,545.00     41.05
Rate & Term Refi                              110      21,741,362.00      8.25
Cash Out Debt Consolidation                     2         241,863.00      0.09
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                           COUNT                UPB         %
--------------------------------------------------------------------------------
No                                            838    $155,044,702.00     58.86%
Yes                                           537     108,387,408.00     41.14
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTCALCTYPE                                 COUNT                UPB         %
--------------------------------------------------------------------------------
Interest In Arrears                         1,358    $259,841,537.00     98.64%
Interest Only                                  17       3,590,573.00      1.36
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                               COUNT                UPB         %
--------------------------------------------------------------------------------
No Doc                                        409     $68,644,564.00     26.06%
Stated Doc                                    238      45,624,537.00     17.32
No Ratio                                      185      35,535,568.00     13.49
Full                                          173      22,043,683.00      8.37
Stated Income Full Asset                       65      17,454,812.00      6.63
Reduced                                        34      13,353,748.00      5.07
No Income No Appraisal                         33      13,269,193.00      5.04
No Income No Asset                             50      12,649,490.00      4.80
Alternate                                      73      12,647,532.00      4.80
No Income Verified                             42      12,575,791.00      4.77
Full Doc DU/LP                                 56       5,274,632.00      2.00
Limited Income Full Asset                       3       1,587,597.00      0.60
Asset Only                                      6       1,408,676.00      0.53
Streamline                                      8       1,362,288.00      0.52
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                               COUNT                UPB         %
--------------------------------------------------------------------------------
Single Family                               1,114    $205,902,649.00     78.16%
Pud                                            69      20,287,371.00      7.70
Two Family                                     58      13,587,758.00      5.16
Low Rise Condo (2-4 floors)                    55       8,829,322.00      3.35
Condomimium                                    17       3,063,399.00      1.16
Three Family                                   10       2,391,241.00      0.91
Coop                                           18       2,194,885.00      0.83
Four Family                                     5       1,865,531.00      0.71
Pud Detached                                    8       1,786,841.00      0.68
High Rise Condo (gt 8 floors)                   5       1,218,440.00      0.46
Single Family Attached                         10         994,961.00      0.38
Pud Attached                                    3         595,817.00      0.23
Townhouse                                       2         542,938.00      0.21
Mobile Home Unattached                          1         170,959.00      0.06
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                   COUNT                UPB         %
--------------------------------------------------------------------------------
Owner Occupied                              1,318    $253,334,354.00     96.17%
Second Home                                    57      10,097,756.00      3.83
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)                 COUNT                UPB         %
--------------------------------------------------------------------------------
0.000                                         919    $183,631,311.00     69.71%
12.000                                         12       4,027,346.00      1.53
24.000                                        351      57,834,130.00     21.95
36.000                                         67      11,968,837.00      4.54
60.000                                         26       5,970,486.00      2.27
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
wa Term: 8.448
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Balloon Flag                                COUNT                UPB         %
--------------------------------------------------------------------------------
Not a Balloon Loan                          1,360    $260,694,871.00     98.96%
                                               15       2,737,239.00      1.04
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                               COUNT                UPB         %
--------------------------------------------------------------------------------
1                                           1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 30, 2004 13:21                    Page 4 of 5

                               UBS Investment Bank
                            Fixed Bid Stratification

        Available; No PIF's; AF30 AUG; 30yr; '; '; '; High; max 700 fico
================================================================================


--------------------------------------------------------------------------------
Mortgage Ins                                COUNT                UPB         %
--------------------------------------------------------------------------------
Amerin                                        217     $37,628,991.00     14.28%
Assumed MI for Levels Only                      5         889,801.00      0.34
CommonWealth (CMAC)                             3         331,609.00      0.13
GEMICO                                         27       4,368,922.00      1.66
Lender Paid MI                                  5       1,377,037.00      0.52
MGIC                                           22       3,883,404.00      1.47
PMI Mortgage Insurance                        306      51,596,336.00     19.59
Radian Guaranty                                24       3,514,264.00      1.33
Republic Mortgage Insurance                    18       3,757,539.00      1.43
Triad Guaranty Insurance Co.                   54       9,301,950.00      3.53
United Guaranty                               181      27,098,396.00     10.29
LTV <=80                                      513     119,683,862.00     45.43
--------------------------------------------------------------------------------
Total:                                      1,375    $263,432,110.00    100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                               Jul 30, 2004 13:21                    Page 5 of 5